--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                                   July 31, 1999


Dear Shareholder:

    Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

    In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

    This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's semi-annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,




/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstrin
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                   July 31, 1999

Dear Shareholder:

   We are pleased to present the semi-annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the six months ended June 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

   The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

   The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

-----------------------------------------------------------------------------------------------------------------
                                              6/30/99      12/31/98        CHANGE          HIGH             LOW
-----------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                $8.3125        $8.8125         (5.67%)       $8.975          $8.3125
-----------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                      $9.01          $9.56           (5.75%)       $9.66           $8.92
-----------------------------------------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE                       5.78%          4.65%          24.30%         6.03%           4.61%
-----------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

   The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the second quarter of 1999 is estimated at an annual rate of 3.5%-4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. However, an additional 25-50 basis points of tightening by year end is possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

   U.S. Treasury securities dramatically reversed their fourth quarter gains in the first half of 1999. The yield of the 10-Year Treasury posted a net decline of 113 basis points (1.13%), beginning 1999 at 4.65% and closing on June 30, 1999 at 5.78%. Strong economic numbers led the Federal Reserve to adopt a tightening bias on May 18, 1999 and ultimately raised interest rates by 25 basis points on June 30, 1999. The Federal Reserve eased rates by 0.75% in 1998 because of the global financial crisis but cited in their June 1999 meeting "Since then much of the financial strain has eased, foreign economies have firmed and economic activity in the U.S. has moved forward at a brisk pace." We anticipate Treasuries will trade in a relatively narrow range for the balance of 1999 unless the Fed takes further action.

   As interest rates rose and alleviated prepayment fear, mortgage securities outperformed the broader investment grade bond market. For the period ended June 30th the LEHMAN BROTHERS MORTGAGE INDEX posted a 0.53% total return versus

-1.39% for the LEHMAN BROTHERS AGGREGATE INDEX. After significantly underperforming Treasuries in 1998 mortgages experienced a significant rally late in 1998 following through into the first quarter of 1999. Although yields have tightened significantly from their crisis levels in 1998, mortgages remain at attractive levels as a record issuance has come to market and kept yields attractive. Although higher mortgage rates have reduced prepayment fears, mortgage rates still remain at historically low levels.

   Investment grade corporate securities underperformed the broader investment grade bond market, as corporates measured by the MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned -2.52%, as compared to the LEHMAN BROTHERS AGGREGATE INDEX'S -1.39%. Corporate profitability continues to be the driving factor of corporate bond performance and profit growth remains under pressure from overseas markets and a strong labor market. Deteriorating fundamentals (four times as many downgrades as upgrades in the first quarter according to S&P) combined with weakening profit growth and increased issuance will continue to pressure the corporate market. Investor appetite for credit and liquidity risk remains suppressed after last year's volatility. We anticipate new supply to start to taper off early in the fourth quarter and relieve some of the pressure that investment grade corporates have been experiencing.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

   BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following charts compare the Trust's current and December 31, 1998 asset composition and credit rating.

--------------------------------------------------------------------------------------------------------
                                        THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------------------------------
                  COMPOSITION                                    JUNE 30, 1999     DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                  Corporate Bonds                                     27%                 29%
--------------------------------------------------------------------------------------------------------
                  Mortgage Pass-Throughs                              18%                 19%
--------------------------------------------------------------------------------------------------------
                  U.S. Government Securities                          11%                  8%
--------------------------------------------------------------------------------------------------------
                  Agency Multiple Class Mortgage Pass-Throughs        10%                 11%
--------------------------------------------------------------------------------------------------------
                  Interest-Only Mortgage-Backed Securities             9%                 11%
--------------------------------------------------------------------------------------------------------
                  Commercial Mortgage-BackedSecurities                 7%                  7%
--------------------------------------------------------------------------------------------------------
                  Stripped Money Market Instruments                    6%                  6%
--------------------------------------------------------------------------------------------------------
                  Taxable Municipal Bonds                              5%                  5%
--------------------------------------------------------------------------------------------------------
                  Asset-Backed Securities                              3%                  2%
--------------------------------------------------------------------------------------------------------
                  FHA Project Loans                                    3%                  --
--------------------------------------------------------------------------------------------------------
                  Principal-Only Mortgage-Backed Securities            1%                  2%
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                                                     RATING % OF CORPORATES
--------------------------------------------------------------------------------------------------------
                                 CREDIT RATING                   JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------
                               AA or equivalent                        --                  --
--------------------------------------------------------------------------------------------------------
                                A or equivalent                       52%                 48%
--------------------------------------------------------------------------------------------------------
                               BBB or equivalent                      42%                 46%
--------------------------------------------------------------------------------------------------------
                               BB or equivalent                        6%                  6%
--------------------------------------------------------------------------------------------------------

   In accordance with the Trust's primary investment objective of returning the initial offering price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on bonds with maturity dates approximating the Trust's termination date of December 31, 2004. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

   Consistent with the Trust's primary investment objective, the continual reinvestment of cash flows into shorter maturity securities over time as the Trust approaches its maturity date results in a natural reduction in the amount of net investment income generated by the Trust. Therefore, after careful evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to reduce the Trust's monthly dividend from $0.045833 ($0.55 annualized) to $0.04167 ($0.50 annualized) effective with the March 31, 1999 dividend payment.

   During the reporting period, the most significant additions have been in the asset-backed security (ABS) and US Government and Agency sector. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and well-structured mortgage securities such as commercial mortgage-backed securities (CMBS). To finance these purchases, the Trust sold mortgage back securities, as their maturity may extend past the Trust's termination date in a rising interest rate environment. The Trust also sold some high yield bonds, which performed very well in the first half of the year. The Trust bought Treasuries to add liquidity so that the portfolio could participate in the new issue market for corporates and asset-backed securities, which are offering attractive yields relative to existing bonds.

    We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Investment Quality Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                       /s/Michael P. Lustig
-----------------------------------        -------------------------------------
Robert S. Kapito                           Michael P.Lustig
Vice Chairman and Portfolio Manager        Director and Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.



--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                  BQT
--------------------------------------------------------------------------------
   Initial Offering Date:                                        April 21, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/99:                               $8.3125
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/99:                                   $9.01
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/99 ($8.3125)1:            6.02%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                         $0.04167
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                      $0.50
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--142.3%
                 MORTGAGE PASS-THROUGHS--28.5%
                 Federal Home Loan Mortgage Corp.,
       $15,152     6.50%, 5/1/26 - 6/1/29 .......................   $14,626,103
         7,554     7.00%, 12/1/28 ...............................     7,473,369
                 Federal Housing Administration,
         2,072     Colonial, Ser. 37, 7.40%, 12/1/22 2,042,099
         4,656     GMAC, Ser. 51, 7.43%, 2/1/21 .................     4,690,108
         1,245     Middlesex, 8.63%, 9/1/34 .....................     1,285,014
         2,840     Tuttle Grove, 7.25%, 10/1/35 .................     2,819,510
                   USGI,
         1,582       Ser. 99, 7.43%, 10/1/23 ....................     1,596,779
         7,988       Ser. 885, 7.43%, 3/1/22 ....................     7,638,553
         4,141       Ser. 2081, 7.43%, 5/1/23 ...................     4,180,292
                 Federal National Mortgage Association,
        33,420     6.50%, 8/1/28 - 6/1/29 .......................    32,239,910
         9,389++   6.35%, 1/1/04, 10 year,
                     Multi-family ...............................     9,173,438
         2,770++   8.26%, 2/1/04, 10 year,
                     Multi-family ...............................     2,877,120
         2,306++   8.78%, 4/1/04, 10 year,
                     Multi-family ...............................     2,350,124
         1,542++   8.89%, 4/1/04, 10 year,
                     Multi-family ...............................     1,571,950
                                                                    -----------
                                                                     94,564,369
                                                                    -----------
                 MULTIPLE CLASS MORTGAGE
                  PASS-THROUGHS--14.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates,
            75++   Ser. 1523, Class 1523-A,
                     6/15/22 .....................................       75,295
         1,037     Ser. 1584, Class 1584-SE,
                     2/15/23 .....................................      847,755
         4,000++   Ser. 1587, Class 1587-KA,
                     7/15/08 .....................................    3,939,920
            48     Ser. 1607, Class 1607-M,
                     4/15/13 .....................................       46,808
           698++   Ser. 1634, Class 1634-SG,
                     12/15/22, (ARM) .............................      674,627
           174     Ser. 1650, Class 1650-LC,
                     2/15/22 .....................................      168,399
           645     Ser. 1655, Class 1655-SB,
                     12/15/08, (ARM) .............................      625,956
         1,926     Ser. 1667, Class 1667-C,
                     1/15/09 .....................................    1,869,675
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,522++   Trust 269, Class 269-1,
                     8/1/22 ......................................    1,612,455
         7,466+    Trust 1992-43, Class 43-E,
                     4/25/22 .....................................    7,532,802
         1,646++   Trust 1992-155, Class 155-SB,
                     12/25/06, (ARM) .............................    1,593,789
         1,500++   Trust 1993-143, Class 143-SC,
                     8/25/23, (ARM) ..............................    1,376,175
           250     Trust 1993-179, Class 179-SA,
                     10/25/23, (ARM) .............................      243,973
         9,589+    Trust 1993-188, Class 188-S,
                     2/25/08, (ARM) ..............................    9,331,655
         1,142     Trust 1993-192, Class 192-S,
                     4/25/07, (ARM) ..............................    1,110,200
         1,739++   Trust 1993-212, Class 212-SB,
                     11/25/08, (ARM) .............................    1,723,983
         1,360++   Trust 1993-225, Class 225-FK,
                     12/25/23, (ARM) .............................    1,325,333
           220     Trust 1994-17, Class 17-SA,
                     1/25/09, (ARM) ..............................      220,162
           371     Trust 1994-36, Class 36-L,
                     1/25/23 .....................................      360,155
         2,000++   Trust 1996-M5, Class A2,
                     1/25/11 .....................................    2,025,625
AAA      5,000   New York City Mortgage Loan Trust,
                   Ser. 1996, Class A-2,
                     6/25/11** ...................................    4,862,500
                 Residential Funding Mortgage
                   Securities I,
AAA      5,408     Ser. 1993-S15, Class A-16,
                     4/25/08, (ARM) ..............................    5,461,642
AAA        558     Ser. 1993-S15, Class A-17,
                     4/25/08, (ARM) ..............................      554,696
                                                                    -----------
                                                                     47,583,580
                                                                    -----------
                 INTEREST ONLY MORTGAGE-BACKED
                  SECURITIES--13.0%
AAA    124,892   Citicorp Mortgage Securities Inc.,
                   REMIC Pass-Through Certificates,
                   Ser. 1999-3, Class A3, 5/25/29 ................    1,541,630
AAA     40,038   Credit Suisse First Boston
                   Mortgage Securities Corp.,
                   Ser. 1997-C1, Class AX,
                     6/20/29** ...................................    3,636,328
AAA      1,794   CWMBS Inc., Mortgage Certificate,
                   Ser. 1994-D, Class A-7,
                     3/25/24 .....................................    1,790,878
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates,
        13,879++   Ser. 1353, Class 1353-S,
                     8/15/07 .....................................    1,172,383
         1,662     Ser. 1489, Class 1489-K,
                     10/15/07 ....................................      144,390

See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
       $ 5,884     Ser. 1506, Class 1506-SA,
                     1/15/05 .....................................    $  14,769
        28,604     Ser. 1644, Class 1644-DA,
                     12/15/23 ....................................      975,979
         1,127     Ser. 1751, Class 1751-PL,
                     10/15/23 ....................................      141,838
         3,624     Ser. 1917, Class 1917-AS,
                     5/15/08 .....................................      533,379
         1,696     Ser. 1946, Class 1946-SN,
                     10/15/08 ....................................       25,852
        31,484     Ser. 1954, Class 1954-BB,
                     4/15/21 .....................................      281,784
        27,054     Ser. 1954, Class 1954-L,
                     5/15/21 .....................................      247,813
        14,577++   Ser. 2055, Class 2055-IB,
                     12/15/09 ....................................    2,778,755
         1,938     Ser. 2144, Class 2144-GI,
                     12/15/07 ....................................      236,133
         8,729     Ser. G-25, Class 25-S,
                     8/25/06 .....................................      203,990
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           904     Trust 1993-22, Class 22-PT,
                     10/25/18 ....................................       32,537
         1,636     Trust 1993-39, Class 39-K,
                     4/25/04 .....................................      258,126
         9,600     Trust 1993-109, Class 109-QC,
                     7/25/07 .....................................      949,440
         1,606     Trust 1994-27, Class 27-WC,
                     3/25/20 .....................................      156,539
         2,391     Trust 1994-42, Class 42-SO,
                     3/25/23 .....................................      280,665
         7,000++   Trust 1996-20, Class 20-SB,
                     10/25/08 ....................................    1,954,531
         4,128     Trust 1996-24, Class 24-SE,
                     3/25/09 .....................................    1,033,114
         9,857     Trust 1996-24, Class 24-SL,
                     8/25/23 .....................................    1,225,983
        26,807     Trust 1996-54, Class 54-SH,
                     8/25/23 .....................................      140,470
        17,197     Trust 1996-54, Class 54-SI,
                     8/25/23 .....................................       79,708
           602     Trust 1997-7, Class 7-WC,
                     4/25/22 .....................................       81,253
         1,375     Trust 1997-28, Class 28-PH,
                     3/18/22 .....................................      129,644
        15,402++   Trust 1997-44, Class 44-SC,
                     6/25/08 .....................................      972,009
         6,250     Trust 1997-50, Class 50-HK,
                     8/25/27 .....................................    2,041,748
         9,918     Trust 1998-8, Class 8-PM,
                     6/18/19 .....................................      816,246
         1,924     Trust 1998-12, Class 12-PL,
                     7/18/19 .....................................      259,072
        15,220     Trust 1998-27, Class 27-PI,
                     12/18/20 ....................................    2,523,226
        26,627     Trust 1998-37, Class 37-L,
                     4/25/28 .....................................    2,704,290
AAA      1,857   GE Capital Mortgage Services Inc.,
                   Ser. 1997-2, Class 2A,
                     3/25/12 .....................................      230,929
                 Merrill Lynch Mortgage Investors Inc.,
AAA     71,749     Ser. 1997-C2, Class IO,
                     12/10/29 ....................................    4,904,965
AAA     48,039     Ser. 1998-C2, Class IO,
                     2/15/30 .....................................    3,627,779
                 Morgan Stanley Capital 1,
AAA         38     Ser. 1997-HF1, Class X,
                     6/15/17** ...................................        3,192
AAA     80,631     Ser. 1998, Class X,
                     2/15/18 .....................................    4,833,457
                                                                    -----------
                                                                     42,964,824
                                                                    -----------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                  SECURITIES--1.7%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates,
           423     Ser. 1243, Class 1243-N,
                     8/15/06 .....................................      375,412
           318     Ser. 1862, Class 1862-DA,
                     12/15/22 ....................................      270,048
           371     Ser. 1862, Class 1862-DB,
                     12/15/22 ....................................      315,057
         1,696     Ser. 1946, Class 1946-N,
                     10/15/08 ....................................    1,330,533
         1,226++   Ser. 2009, Class 2009-JH,
                     11/15/21 ....................................    1,161,403
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           530++   Trust 1993-147, Class 147-H,
                     8/25/23 .....................................      447,225
           627     Trust 1993-228, Class 228-B,
                     3/25/23 .....................................      580,657
         1,329++   Trust 1996-32, Class 32-E,
                     10/25/08 ....................................    1,271,402
                                                                    -----------
                                                                      5,751,737
                                                                    -----------

                 COMMERCIAL MORTGAGE-BACKED
                  SECURITIES--10.0%
AAA      2,000   AETNA, SER. 1995-C5, CLASS B,
                   6.74%, 12/26/30 ...............................    2,017,854
A+       5,000   Credit Suisse First Boston
                   Mortgage Securities Corp.,
                   Ser. 1995-AEW 1, Class C, 7.46%,
                     11/25/27 ....................................    4,991,823
A        6,485   FDIC REMIC Trust, Ser. 1994-C-1,
                   Class 11-F, 8.70%, 9/25/25 ....................    6,652,227
AAA        265   GMAC Commercial Mortgage Securities
                   Inc., Ser. 1998-C2, Class A2,
                     6.42%, 8/15/08 ..............................      256,312




See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 COMMERCIAL MORTGAGE-BACKED
                   SECURITIES--(CONT'D)
                 LTC Commercial Mortgage
                   Pass-Through Certificates,
AA-    $ 2,000     Ser. 1994-1, Class 1-D, 10.00%,
                     6/15/26** ...................................  $ 2,048,580
AAA      2,798     Ser. 1996-1, Class 1-A, 7.06%,
                     4/15/28** ...................................    2,795,169
AAA        171   Morgan Stanley Capital 1,
                   Ser. 1997, Class A1, 6.86%,
                     5/15/06** ...................................      172,177
BBB+     2,600   Nomura Asset Capital Corp.,
                   Ser. 1993-M1, Class A3, 7.64%,
                     11/25/03** ..................................    2,601,904
AA       1,812   Salomon Brothers Mortgage Securities
                   Corp., Ser. 1997-TZH, Class A1,
                   7.15%, 3/25/25** ..............................    1,841,120
                 Structured Asset Securities Corp.,
                   Mortgage Certificates,
A+       3,865     Ser. 1996, Class D, 7.03%,
                     2/25/28 .....................................    3,884,765
BBB      5,970     Ser. 1996, Class E, 7.75%,
                     2/25/28 .....................................    5,707,462
                                                                    -----------
                                                                     32,969,393
                                                                    -----------
                 ASSET-BACKED SECURITIES--4.2%
N/R      2,699   Global Rated Eligible Asset Trust,
                   Ser. 1998-A, Class A1, 7.33%,
                     3/15/06**/*** ...............................    1,470,875
AA       4,809   Pegasus Aviation Lease Securitization,
                   Ser. 1999-1A,  Class A1, 6.30%,
                     3/25/29 .....................................    4,700,598
                 Structured Mortgage Asset Residential
                   Trust,**/***
N/R      4,077     Ser. 1997-2, Class E, 8.24%,
                     3/15/06 .....................................    1,950,968
N/R      4,496     Ser. 1997-3, 8.57%,
                     4/15/06 .....................................    2,000,003
A1       4,000   Student Loan Marketing Association,
                   Ser. 1995-1, Class B, 5.89%,
                     10/25/09 ....................................    3,946,875
                                                                    -----------
                                                                     14,069,319
                                                                    -----------
                 U.S GOVERNMENT AND
                  AGENCY SECURITIES--15.9%
                 Small Business Administration,
         1,172     Ser. 1996-20F, 7.55%,
                     6/1/16 ......................................    1,206,885
         1,747     Ser. 1996-20G, 7.70%,
                     7/1/16 ......................................    1,810,018
         4,406     Ser. 1996-20K, 6.95%,
                     11/1/16 .....................................    4,422,500
         1,875     Ser. 1998-10A, 6.12%,
                     2/1/08 ......................................    1,808,913
        25,000++ U.S. Treasury Bonds,
                   5.50%, 8/15/28 ................................   22,890,500
                 U.S. Treasury Notes,
        20,000++   4.75%, 2/15/04 ................................   19,237,400
         1,410++   5.50%, 5/15/09 ................................    1,377,387
                                                                    -----------
                                                                     52,753,603
                                                                    -----------
                 TAXABLE ZERO COUPON BONDS--8.5%
AAA     40,000   Vanguard Prime Money Market Strip,
                   12/31/04 ......................................   28,008,000
                                                                    -----------

         TAXABLE MUNICIPAL BONDS--7.0%
AAA      3,600   California Housing Finance Agency Rev.,
                   6.69%, 8/1/03 .................................    3,568,824
AA-      2,000   Fresno California Pension Obligation,
                   7.15%, 6/1/04 .................................    2,060,440
AAA      4,000   Los Angeles County
                   California Pension Obligation,
                   6.77%, 6/30/05 ................................    4,047,760
AAA      7,000   New Jersey Economic Development
                   Authority,
                   Zero Coupon, 2/15/04 ..........................    5,178,110
A-       5,000   New York City, G.O.,
                   7.50%, 4/15/04 ................................    5,166,500
Baa1     1,000   New York State Environmental Facilities
                   Corp., Service Contract Revenue,
                   6.95%, 9/15/04 ................................    1,011,170
AAA      2,250   San Francisco California City & Cnty.
                   Arpts. Commission, International
                   Airport, 6.55%, 5/1/04                             2,263,500
                                                                    -----------
                                                                     23,296,304
                                                                    -----------
                 CORPORATE BONDS--39.1%
                 FINANCE & BANKING--12.7%
A3       2,450   Amsouth Bancorp.,
                   6.75%, 11/1/25 ................................    2,423,613
A1       3,000   Den Danske Bank,
                   7.25%, 6/15/05** ..............................    3,026,616
A        1,300   Equitable Life of America,
                   6.95%, 12/1/05** ..............................    1,298,303
A+       5,000@  Farmers Insurance,
                   8.50%, 8/1/04** ...............................    5,281,144
A2       4,800++ First National Bank of Boston,
                   8.00%, 9/15/04 ................................    5,055,504
A-       5,000   Fleet Financial Group,
                   8.13%, 7/1/04 .................................    5,264,600
A+       4,850   Goldman Sachs Group,
                   6.25%, 2/1/03** ...............................    4,787,733
A        3,500   Lehman Brothers Holdings Inc.,
                   6.75%, 9/24/01 ................................    3,494,296
BB+      3,500   Macsaver Financial Services Inc.,
                   7.88%, 8/1/03 .................................    2,905,000
A+       1,000   Metropolitan Life Insurance Co.,
                   6.30%, 11/1/03** ..............................      983,283
                 PaineWebber Group, Inc.,
BBB        500     6.90%, 2/9/04 .................................      489,714
BBB+     2,000     8.88%, 3/15/05 ................................    2,141,279
A        3,100   Reliaster Financial Corp.,
                   6.63%, 9/15/03 ................................    3,080,377


See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 CORPORATE BONDS--(CONT'D)
                 FINANCE & BANKING--(CONT'D)
Aa3    $ 2,000   Salomon Smith Barney Holdings, Inc.,
                   6.75%, 1/15/06 ................................  $ 1,961,340
                                                                    -----------
                                                                     42,192,802
                                                                    -----------
                 INDUSTRIALS--10.6%
A2         400   American Airlines, Inc.,
                   10.44%, 3/4/07 ................................      462,560
BBB-     3,600   Anixter Inc.,
                   8.00%, 9/15/03 ................................    3,457,498
BBB      2,000   Conagra, Inc.,
                   7.40%, 9/15/04 ................................    2,036,160
A1       5,500   Ford Motor Credit Co.,
                   7.50%, 6/15/04 ................................    5,653,065
BB-      5,000   Lukens, Inc.,
                   7.63%, 8/1/04 .................................    4,876,950
BBB+     5,000   Newmont Mining Corp.,
                   8.00%, 12/1/04 ................................    4,915,150
BBB-     3,000   News America Holdings, Inc.,
                   8.50%, 2/15/05 ................................    3,166,320
BBB      5,000++ Pulte Corp.,
                   8.38%, 8/15/04 ................................    5,160,150
A+       2,000   Ralcorp Holdings, Inc.,
                   8.75%, 9/15/04 ................................    2,194,800
AA-      3,000   TCI Communications, Inc.,
                   8.25%, 1/15/03 ................................    3,162,810
                                                                    -----------
                                                                     35,085,463
                                                                    -----------
                 UTILITIES--5.1%
                 360 Communications Co.,
A        2,000     7.13%, 3/1/03 .................................    2,038,960
A        2,000     7.50%, 3/1/06 .................................    2,051,960
BBB-     5,000   Gulf States Utilities Co.,
                   8.25%, 4/1/04 .................................    5,222,350
BBB+     5,400++ Niagara Mohawk Power Corp.,
                   7.38%, 8/1/03 .................................    5,537,700
Baa2     2,000   Ohio Edison,
                   8.63%, 9/15/03 ................................    2,130,000
                                                                    -----------
                                                                     16,980,970
                                                                    -----------
                 YANKEE--10.7%
N/R      4,824   Banamex Remittance Master Trust,
                   Ser. 1996, 7.57%, 1/1/01** ....................    4,814,513
BBB+     2,000   Canadian Pacific Ltd.,
                   6.88%, 4/15/03 ................................    2,010,080
A3       2,000   Corporacion Andina De Fomento,
                   7.10%, 2/1/03 .................................    1,956,140
BBB-     5,000   Empresa Electric Guacolda SA,
                   7.95%, 4/30/03** ..............................    4,542,758
A-       3,500   Israel Electric Corp. Ltd.,
                   7.25%, 12/15/06** .............................    3,355,135
A+       5,000++ Quebec Province,
                   8.63%, 1/19/05 ................................    5,411,200
BBB-     3,000   Telefonica De Argentina SA,
                   11.88%, 11/1/04 ...............................    3,082,500
BBB-     5,000   Telekom Malaysia Berhad,
                   7.13%, 8/1/05** ...............................    4,666,350
                 Xtra, Inc.,
BBB+     2,000     6.50%, 1/15/04 ................................    1,970,820
BBB+     2,500     7.22%, 7/31/04 ................................    2,526,850
Baa1    11,083   YPF Sociedad Anonima,
                   7.50%, 10/26/02 ...............................    1,088,937
                                                                    -----------
                                                                     35,425,283
                                                                    -----------
                 Total Corporate Bonds ...........................  129,684,518
                                                                    -----------
        NOTIONAL
         AMOUNT
          (000)
         -------
                 CALL OPTIONS PURCHASED--0.1%
                 Interest Rate Swap,
        50,000     5.60% over 3 month LIBOR,
                     expires 8/7/00
                     (cost $687,500) .............................      268,155
                                                                    -----------
                 Total Long-Term Investments
                   (cost $487,419,939) ...........................  471,913,802
                                                                    -----------
       PRINCIPAL
        AMOUNT
         (000)
        -------
                 SHORT-TERM INVESTMENTS--1.3%
                 DISCOUNT NOTE--1.1%
         3,770   Federal Home Loan Mortgage Corp.,
                   4.60%, 7/1/99
                   (cost $3,770,000) .............................    3,770,000
                                                                    -----------

                 REPURCHASE AGREEMENT--0.2%
           500   State Street Bank & Trust Co.
                   4.60%, dated 6/30/99, due 7/1/99
                    in the amount of $500,064 (cost
                   $500,000) collateralized by
                   $505,000 U.S. Treasury
                   Note, 5.00% due
                   5/31/01 value including accrued
                   interest $554,167 .............................      500,000
                                                                    -----------

                 Total short-term Investments
                   (cost $4,270,000) .............................    4,270,000
                                                                    -----------

                 Total investments before call options
                   written (cost $491,689,939) ...................  476,183,802
                                                                    -----------




       NOTIONAL
        AMOUNT
         (000)
        -------
                 CALL OPTIONS WRITTEN--0.0%
        80,000   Interest Rate Swap,
                   5.50% over 3 month LIBOR, expires 8/10/99
                   (premium received $490,000) ...................         (176)
                                                                    -----------

See Notes to Financial Statement.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 Total investments, net of call
                   options written--143.6%
                   (cost $491,199,939) ........................... $476,183,626
                 Liabilities in excess of
                 other assets --(43.6)% .......................... (144,582,742)
                                                                   ------------
                 NET ASSETS--100% ................................ $331,600,884
                                                                   ============

-----------------
  *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 **  Security restricted as to resale.
***  Illiquid securities representing 1.1% of portfolio assets.
  + Partial principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
  @ Partial principal amount pledged as collateral for futures contracts. @@ Entire principal amount pledged as collateral for futures contracts.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
          ARM -- Adjustable Rate Mortgage.
          CMO -- Collateralized Mortgage Obligation.
        LIBOR -- London InterBank Offer Rate.
        REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $491,689,939)
  (Note 1) ...................................................     $476,183,802
Cash .........................................................          130,625
Interest receivable ..........................................        6,659,393
Receivable for investments sold ..............................        1,544,967
Interest rate cap, at value (amortized cost $680,819)
  (Note 1 and 3) .............................................          437,950
Unrealized appreciation on interest rate swaps
  (Note 1 and 3) .............................................            1,556
                                                                   ------------
                                                                    484,958,293
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ...................          151,471,303
Due to broker-variation margin ...........................              899,326
Interest payable .........................................              534,803
Investment advisory fee payable (Note 2) .................              136,270
Administration fee payable (Note 2) ......................               27,254
Swap option written, at value
  (premium received $490,000) (Note 1) ...................                  176
Other accrued expenses ...................................              288,277
                                                                  -------------
                                                                    153,357,409
                                                                  -------------
NET ASSETS ...............................................        $ 331,600,884
                                                                  =============
Net assets were comprised of:
  Common stock, at par (Note 5) ..........................        $     368,106
  Paid-in capital in excess of par .......................          344,345,594
                                                                  -------------
                                                                    344,713,700
  Undistributed net investment income ....................           14,306,141
  Accumulated net realized loss ..........................          (10,822,181)
  Net unrealized depreciation ............................          (16,596,776)
                                                                  -------------
  Net assets, June 30, 1999 ..............................        $ 331,600,884
                                                                  =============
Net asset value per share:
  ($331,600,884 O 36,810,639 shares of
  common stock issued and outstanding) ...................                $9.01
                                                                          =====



--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
    of $2,697,408 and interest expense of
    $3,902,758) .............................................      $ 16,632,532
                                                                   ------------
Operating Expenses
  Investment advisory .......................................         1,018,877
  Administration ............................................           169,813
  Reports to shareholders ...................................            74,500
  Custodian .................................................            44,500
  Directors .................................................            41,500
  Audit .....................................................            22,000
  Transfer agent ............................................            12,000
  Legal .....................................................             2,500
  Miscellaneous .............................................            26,543
                                                                   ------------
    Total operating expenses ................................         1,412,233
                                                                   ------------
  Net investment income before excise tax ...................        15,220,299
  Excise tax ................................................            64,724
                                                                   ------------
  Net investment income .....................................        15,155,575
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ...............................................           (55,491)
  Short sales ...............................................           602,460
  Futures ...................................................        (8,122,257)
                                                                   ------------
                                                                     (7,575,288)
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ...............................................       (24,825,633)
  Short sales ...............................................           832,032
  Interest rate caps ........................................           338,540
  Interest rate swaps .......................................           328,181
  Written options ...........................................         1,776,144
  Futures ...................................................         1,423,072
                                                                    -----------
                                                                    (20,127,664)
                                                                    -----------
  Net loss on investments ...................................       (27,702,952)
                                                                    -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .................................      $(12,547,377)
                                                                   ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET
  CASH FLOWS USED FOR OPERATING ACTIVITIES
Net decrease in net assets resulting from
   operations .................................................   $ (12,547,377)
                                                                  -------------
Increase in investments .......................................      (5,144,002)
Net realized loss .............................................       7,575,288
Decrease in unrealized appreciation ...........................      20,127,664
Increase in interest receivable ...............................        (190,522)
Decrease in receivable for investments sold ...................      12,966,637
Decrease in deposits with brokers for
  investments sold short ......................................     116,563,447
Decrease in investments sold short ............................     (66,543,750)
Decrease in swap option written ...............................      (1,776,144)
Increase in interest rate cap .................................        (210,710)
Decrease in payable for investments purchased .................    (107,494,848)
Increase in due to broker-variation margin ....................         815,405
Decrease in interest payable ..................................        (236,128)
Decrease in unrealized appreciation
   on interest rate swap ......................................         325,069
Decrease in other accrued expenses ............................        (192,207)
                                                                  -------------
   Total adjustments ..........................................     (23,414,801)
                                                                  -------------
Net cash flows used for operating activities ..................   $ (35,962,178)
                                                                  =============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities: .................   $ (35,962,178)
                                                                  -------------

Cash flows provided by financing activities:
   Increase in reverse repurchase agreements ..................      45,602,553
   Cash dividends paid ........................................      (9,509,750)
                                                                  -------------
Net cash flows provided by financing activities ...............      36,092,803
                                                                  -------------
   Net increase in cash .......................................         130,625
   Cash at beginning of period ................................              --
                                                                  -------------
   Cash at end of period                                          $     130,625
                                                                  =============



--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SIX MONTHS      YEAR
                                                         ENDED         ENDED
                                                        JUNE 30     DECEMBER 31,
                                                         1999          1998
                                                     -----------    -----------
INCREASE (DECREASE) IN
  NET ASSETS


Operations:


   Net investment income ........................    $15,155,575    $24,368,986

   Net realized gain (loss) on
      investments ...............................     (7,575,288)     7,228,158
   Net change in unrealized
      appreciation/(depreciation)
      on investments ............................    (20,127,664)    (6,378,656)
                                                     -----------    -----------

   Net increase (decrease) in
    net assets resulting
      from operations ...........................    (12,547,377)    25,218,488

   Dividends from net
      investment income .........................     (7,822,597)   (20,245,529)
                                                     -----------    -----------
   Total increase (decrease) ....................    (20,369,974)     4,972,959

NET ASSETS

Beginning of period .............................    351,970,858    346,997,899
                                                     -----------    -----------

End of period ...................................   $331,600,884   $351,970,858
                                                    ============   ============

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                             JUNE 30,     --------------------------------------------------------
                                                               1999         1998         1997        1996        1995        1994
                                                             --------     --------     --------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....................   $   9.56     $   9.43     $   9.09    $   9.50    $   8.21   $   9.47
                                                             --------     --------     --------    --------    --------   --------
  Net investment income (net of interest expense of $0.11,
   $0.21, $0.21, $0.17, $0.23 and $0.17, respectively) ...       0.41         0.66         0.65        0.64        0.60        .62
  Net realized and unrealized gain (loss) ................      (0.75)        0.02         0.31       (0.46)       1.31      (1.16)
                                                             --------     --------     --------    --------    --------   --------
Net increase (decrease) from investment operations .......      (0.34)        0.68         0.96        0.18        1.91      (0.54)
                                                             --------     --------     --------    --------    --------   --------
DIVIDENDS FROM NET INVESTMENT INCOME .....................      (0.21)       (0.55)       (0.62)      (0.59)      (0.60)     (0.68)
Distributions in excess of net investment income .........         --           --           --          --       (0.02)     (0.04)
                                                             --------     --------     --------    --------    --------   --------
Total dividends and distributions ........................      (0.21)       (0.55)       (0.62)      (0.59)      (0.62)     (0.72)
                                                             --------     --------     --------    --------    --------   --------
Net asset value, end of period* ..........................   $   9.01     $   9.56     $   9.43    $   9.09    $   9.50   $   8.21
                                                             ========     ========     ========    ========    ========   ========
Market value, end of period* .............................   $   8.31     $   8.81     $   8.38    $   7.63    $   7.88   $   7.00
                                                             ========     ========     ========    ========    ========   ========
TOTAL INVESTMENT RETURN ..................................      (3.09%)      11.50%       18.58%       4.58%      21.91%    (18.10%)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ......................................       0.83%        0.85%        0.89%       0.91%       0.92%      0.93%
Net investment income ....................................       8.95%        6.89%        6.98%       7.03%       6.76%      7.10%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ........................   $341,429     $353,745     $341,607    $332,778    $328,950   $320,366
Portfolio turnover .......................................         35%         106%         135%        221%        160%       111%
Net assets, end of period (in thousands) .................   $331,601     $351,971     $346,998    $334,779    $349,862   $302,147
Reverse repurchase agreements outstanding,
  end of year (in thousands) .............................   $151,471     $105,869     $142,948    $ 96,846    $112,007   $149,800
Asset coverage ...........................................   $ 3,189      $  4,325     $  3,427    $  4,457    $  4,124   $  3,017

---------------------
  * Net asset value and market value are published in BARRON'S each Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL each Monday.
  # The ratios of operating expenses, including interest expense, to average net assets were 3.14% , 2.99%, 3.15%, 2.83%, 3.44% and 2.84% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.18% , 3.01%, 3.15%, 2.83%, 3.44% and 2.85% for the periods indicated above, respectively.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than a year are not annualized.
 ++ Per $1,000 of reverse repurchase agreements outstanding.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Investment Quality Term Trust Inc. (the Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1999.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective.

     The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives. The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

     SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net invest-ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.12% of the Trust's average weekly net assets until December 31, 1998, 0.10% from January 1, 1999 to December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 1999 aggregated $192,638,556 and $176,773,420, respectively.

     The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1999, the Trust held 16% of its portfolio assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at June 30, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $18,648,976 (gross unrealized appreciation--$10,368,375; gross unrealized depreciation--$29,017,351).

     For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1998 of approximately $5,865,400 of which approximately $2,020,900 will expire in 2002 and approximately $3,844,500 will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     Details of open financial futures contract at June 30, 1999 are as follows:

                                       VALUE AT       VALUE AT
NUMBER OF               EXPIRATION      TRADE          JUNE 30,      UNREALIZED
CONTRACTS     TYPE         DATE          DATE           1999        DEPRECIATION
--------     -----      ----------     -------        --------      ------------
Short positions:
  1,250  30-Yr. T-Bond  Sept. 1999  $(143,543,662) $(144,882,813)   ($1,339,151)

   Details of open interest rate cap at June 30, 1999 are as follows:

  NOTIONAL                                               VALUE AT
  AMOUNT     FIXED    FLOATING   TERMINATION  AMORTIZED   JUNE 30,  UNREALIZED
   (000)     RATE       RATE         DATE        COST      1999    DEPRECIATION
  -------    -----    --------     -------    ---------  --------- ------------
 $40,000     6.00%  3 MONTH LIBOR  2/19/02    $680,819    $437,950  ($242,869)

   Details of open interest rate swaps at June 30, 1999 are as follows:

  NOTIONAL                 FLOATING/
  AMOUNT                     FIXED         TERMINATION               UNREALIZED
  (000)        TYPE          RATE         FLOATING RATE    DATE     APPRECIATION
--------      -----        ---------      -------------    ----     ------------
 $ 20,000  Floating Rate  3 Mo. T-Bill    3 Mo.LIBOR     9/10/03     $   836
                           +80.25 bps
  20,000   Floating Rate  3 Mo. T-Bill    3 Mo.LIBOR     9/10/03         720
                           +81.75 bps                                -------
                                                                     $ 1,556
                                                                     =======


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1999 was approximately $132,164,796 at a weighted average interest rate of approximately 4.82%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $151,471,303 as of June 30, 1999, which was 31.2% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the six months ended June 30, 1999 was approximately $14,851,937. The maximum amount of dollar rolls outstanding at any month-end during the period was $45,043,555 as of January 31, 1999, which was 12.8% of total assets.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,639 shares outstanding at June 30, 1999, the Adviser owned 10,639 shares.

NOTE 6. DIVIDENDS

Since June 30, 1999, the Board of Directors of the Trust declared dividends from
undistributed   earnings  of  $0.04167  per  share  payable  July  30,  1999  to shareholders of record on July 15, 1999.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

   The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

   The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:
     (1) To elect three Directors as follows:

         DIRECTOR                                            CLASS            TERM          EXPIRING
         --------                                           ------            -----          -------
         Richard E. Cavanagh ...........................       I             3 years          2002
         James Grosfeld ................................       I             3 years          2002
         James Clayburn La Force, Jr. ..................       I             3 years          2002

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1999.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                           VOTES FOR        VOTES AGAINST    ABSTENTIONS
                                                           ---------        -------------    -----------
         Richard E. Cavanagh ...........................  26,251,892            --            752,446
         James Grosfeld ................................  26,247,657            --            756,681
         James Clayburn La Force, Jr. ..................  26,243,507            --            760,831
         Ratification of Deloitte & Touche LLP .........  26,545,855         166,182          292,301

--------------------------------------------------------------------------------

                0THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Investment Quality Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL  CONSIDERATIONS  AND RISK  FACTORS  RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BQT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):           Mortgage  instruments  with  interest  rates
                                    that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):        Mortgage-backed  securities  which  separate
                                    mortgage  pools into  short-,  medium-,  and
                                    long-term    securities    with    different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):           Mortgage-backed securities secured or backed
                                    by mortgage loans on commercial properties.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the fund is said to be trading at a discount.

DIVIDEND:                           This is income  generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders   may   elect   to   have   all
                                    distributions of dividends and capital gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae. GNMA:
                                    Government National Mortgage Association,  a
                                    government   agency   that   facilitates   a
                                    secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.


GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).

INVERSE-FLOATING RATE               Mortgage   instruments   with  coupons  that
MORTGAGES:                          adjust at periodic intervals  according to a
                                    formula which sets inversely with a market lend interest rate index.

INTEREST-ONLY SECURITIES:           Mortgage  securities   including  CMBS  that
                                    receive only the interest cash flows from an
                                    underlying   pool  of   mortgage   loans  or
                                    underlying  pass-through  securities.   Also
                                    known as a STRIP. MARKET PRICE: Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:       Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all  securities and other assets held by the
                                    Trust,    plus   income   accrued   on   its
                                    investments, minus any liabilities including
                                    accrued  expenses,   divided  by  the  total
                                    number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, The New York Times and THE WALL
                                    STREET JOURNAL on Monday.


PRINCIPAL-ONLY SECURITIES:          Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

PROJECT LOANS:                      Mortgages   for   multi-family,    low-   to
                                    middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.


RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE                  In a reverse repurchase agreement, the Trust
AGREEMENTS:                         sells  securities  and agrees to  repurchase
                                    them at a  mutually  agreed  date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED            Arrangements  in which a pool of  assets  is
SECURITIES:                         separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distributions   from  underlying
                                    mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL     DATE
                                                                ------  --------
The BlackRock Income Trust Inc.                                  BKT       N/A
The BlackRock North American Government Income Trust Inc.        BNA       N/A
The BlackRock High Yield Trust                                   BHY       N/A

TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                               BNN      12/99
The BlackRock Target Term Trust Inc.                             BTT      12/00
The BlackRock 2001 Term Trust Inc.                               BTM      06/01
The BlackRock Strategic Term Trust Inc.                          BGT      12/02
The BlackRock Investment Quality Term Trust Inc.                 BQT      12/04
The BlackRock Advantage Term Trust Inc.                          BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.        BCT      12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------  --------
The BlackRock Investment Quality Municipal Trust Inc.            BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc. RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust         RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc.   RNY       N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                   BMN      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.             BRM      12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.  BFC      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust          BRF      12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.    BLN      12/08
The BlackRock Insured Municipal Term Trust Inc.                  BMT      12/10





         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
          (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

------------

BLACKROCK

------------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                            THE BLACKROCK INVESTMENT
                             QUALITY TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM


[LOGO]Printed on recycled paper                                       09247E-103


    ----------
THE BLACKROCK
    ----------
INVESTMENT QUALITY
TERM TRUST INC.
==============================================
SEMI-ANNUAL REPORT
JUNE 30, 1999